EXHIBIT 31.2

CERTIFICATION

I, Tony Chung, certify that:

1.             I have reviewed this annual report on Form 10-K of Liquidmetal Technologies Incorporated;

2.             Based on my knowledge, this annual report does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make  the statements made, in light of the circumstances under which such statements  were made, not misleading with respect to the period covered by this annual  report;

3.             Based on my knowledge, the financial statements, and other financial  information included in this annual report, fairly present in all material  respects the financial condition, results of operations and cash flows of the  registrant as of, and for, the periods presented in this annual report;

4.             The registrant’s other certifying officers and I are responsible for  establishing and maintaining disclosure controls and procedures (as defined in  Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

a)             designed such disclosure controls and procedures to ensure that  material information relating to the registrant, including its  consolidated subsidiaries, is made known to us by others within  those entities, particularly during the period in which this annual  report is being prepared;

b)            evaluated the effectiveness of the registrant’s disclosure controls  and procedures as of a date within 90 days prior to the filing date  of this annual report (the “Evaluation Date”); and

c)             presented in this annual report our conclusions about the  effectiveness of the disclosure controls and procedures based on our  evaluation as of the Evaluation Date;

5.             The registrant’s other certifying officers and I have disclosed, based on  our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent  function):

a)             all significant deficiencies in the design or operation of internal  controls which could adversely affect the registrant’s ability to  record, process, summarize and report financial data and have  identified for the registrant’s auditors any material weaknesses in  internal controls; and

b)            any fraud, whether or not material, that involves management or  other employees who have a significant role in the registrant’s  internal controls; and

6.             The registrant’s other certifying officers and I have indicated in this  annual report whether or not there were significant changes in internal controls  or in other factors that could significantly affect internal controls subsequent  to the date of our most recent evaluation, including any corrective actions with  regard to significant deficiencies and material weaknesses.

Date: March 28, 2005	By:	/s/ Tony Chung

Tony Chung
Vice President of Finance